1 Execution STOCK REPURCHASE AGREEMENT This STOCK REPURCHASE AGREEMENT (this “Agreement”) is entered into as of August 21, 2026, by and between Robert A. Ortenzio, The Robert A. Ortenzio Descendants Trust, The Robert A. Ortenzio 2014 Trust FBO Bryan A. Ortenzio, The Robert A. Ortenzio 2014 Trust FBO Kevin M. Ortenzio and The Robert A. Ortenzio 2014 Trust FBO Madeline G. Ortenzio (each, a “Seller” and collectively, the “Sellers”) and Concentra Group Holdings Parent, Inc., a Delaware corporation (the “Company”). WHEREAS, the Company agrees to purchase from the Sellers, and the Sellers agree to sell to the Company, the number of shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), as set forth on Schedule I attached hereto (collectively, the “Repurchased Shares”), such sale and purchase to be consummated in accordance with the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises set forth above and of the mutual representations, covenants, and obligations hereinafter set forth, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I PURCHASE AND SALE OF REPURCHASED SHARES 1.1 Purchase and Sale of Repurchased Shares. The closing of the purchase and sale of the Repurchased Shares contemplated herein (the “Closing”) shall take place on the business day immediately following the date of this Agreement, or at such other time and at such place as the Company and the Sellers agree in writing (the “Closing Date”), unless another date is agreed to by the Company and the Sellers. The Closing shall take place remotely via the exchange of documents and signatures (or their electronic counterparts). 1.2 Repurchase Price. The purchase price for the Repurchased Shares shall be Thirty-Four Dollars and Sixty-Five Cents ($34.65) per share, for an aggregate purchase price of Thirty-Four Million Six Hundred Fifty Thousand Dollars ($34,650,000) (the “Repurchase Price”). 1.3 Closing Payment and Delivery of Repurchased Shares. On the Closing Date, (a) the Company and the Sellers (by instructions to their applicable securities account institutions through which they hold their Repurchased Shares) shall instruct The Depository Trust Company and Computershare Trust Company, N.A. to transfer the Repurchased Shares held by the Sellers and set forth opposite each Seller’s name on Schedule I hereto to the Company in electronic form and (b) concurrently therewith, the Company shall pay each Seller the Repurchase Price set forth opposite such Seller’s name on Schedule I hereto by wire transfer of immediately available funds in accordance with the instructions

2 set forth opposite from such Seller’s name on Schedule I hereto, without any deductions or withholding. ARTICLE II REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLERS Each Seller hereby jointly and severally represents and warrants to, and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows: 2.1 Good Standing. If such Seller is not a natural person, such Seller is a duly formed legal entity, validly existing and in good standing under the laws of its jurisdiction of formation and has the power to carry on its business as it is now being conducted and to enter into this Agreement and consummate the transactions contemplated by this Agreement. 2.2 Authority. If such Seller is a natural person, such Seller has legal capacity and authority to execute and deliver this Agreement. If such Seller is not a natural person, (i) the execution, delivery and performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby are within the power and authority of such Seller and have been duly authorized by all necessary action on the part of such Seller and (ii) the execution, delivery and performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby require no approval of, filing with, or other action by such Seller, by or in respect of, any governmental body, agency or official or any other person, other than any filings by such Seller or its affiliates required to be made after the Closing Date under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). 2.3 Compliance with Insider Trading Policy. Such Seller represents and warrants that such Seller has complied with all applicable provisions of the Company’s Statement of Trading Policies, including, without limitation, any pre-clearance procedures set forth therein, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. 2.4 Rule 10b5-1 Plan Compliance. Such Seller represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (a) do not constitute a modification, amendment or termination (whether actual or deemed) of any trading plan adopted by such Seller pursuant to Rule 10b5-1 under the Exchange Act (a “Rule 10b5- 1 Plan”) and (b) will not otherwise cause any Rule 10b5-1 Plan of such Seller that is currently in effect to fail to satisfy the conditions of Rule 10b5-1(c) under the Exchange Act. 2.5 Binding Obligation. This Agreement has been (a) duly executed and delivered by such Seller and (b) assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as the enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity. 2.6 No Conflicts. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) violate in a material respect any statute, regulation, rule, judgment, order or other restriction of any government, governmental agency or court to which such Seller is subject; (b) result in a material breach of, or constitute a default under, any agreement, contract, lease, license or instrument to which such Seller is a party or by which such Seller is bound;

3 or (c) if such Seller is not a natural person, conflict with or result in any breach of any provision of such Seller’s organizational documents. 2.7 Litigation. There is no action, suit, proceeding or investigation pending or, to such Seller’s knowledge, threatened in writing against such Seller or any of such Seller’s affiliates that (a) questions the validity of this Agreement or the right of such Seller to enter into this Agreement, (b) seeks to prevent or delay the consummation of the transactions contemplated hereby or (c) would reasonably be expected to impair such Seller’s ability to perform its obligations under this Agreement. 2.8 Ownership of Repurchased Shares. Such Seller (a) is the sole record owner of each of the Repurchased Shares set forth opposite its name on Schedule I attached hereto, (b) has good, valid and legal title to each of such Repurchased Shares and (c) has the full legal right, power and authority to sell, transfer and deliver such Repurchased Shares in accordance with the terms of this Agreement. The delivery by such Seller to the Company of such Repurchased Shares pursuant to the terms of this Agreement will transfer to the Company good, valid and legal title to such Repurchased Shares, free and clear of any and all liens, claims, pledges, charges, security interests or encumbrances. None of such Repurchased Shares are subject to any shareholders agreement, voting agreement, voting trust, proxy or any other contractual obligation relating to the transferability or the voting of such Repurchased Shares. 2.9 Fees. No investment bank, financial advisor, broker or finder has acted for such Seller in connection with this Agreement or the transactions contemplated hereby, and no investment bank, financial advisor, broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of such Seller. 2.10 Knowledge. Such Seller has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its sale of the Repurchased Shares and the other transactions contemplated hereby, and is entering into such transactions with a full understanding of all of the terms, conditions and risks thereof and knowingly and willingly assumes such terms, conditions and risks. Each Seller acknowledges and agrees that it has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the Company and its business and operations, and has had, and has, full access to such information about the Company and its business and operations as such Seller requires. EACH SELLER REPRESENTS, WARRANTS AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY AS EXPRESSLY SET FORTH IN ARTICLE III HEREOF, NONE OF THE COMPANY, THE COMPANY’S AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES MAKES OR HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, TO ANY SELLER OR ANY SELLER’S AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE WHATSOEVER (ORAL OR WRITTEN, EXPRESS OR IMPLIED), AND NO PERSON HAS BEEN AUTHORIZED BY THE COMPANY TO MAKE ANY REPRESENTATION OR WARRANTY RELATING TO THE COMPANY OR ITS BUSINESS OR OPERATIONS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF THE REPURCHASED SHARES AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, AND REPRESENTS, WARRANTS AND AGREES THAT IN DETERMINING TO ENTER INTO AND PERFORM THIS AGREEMENT, NO SELLER HAS RELIED UPON ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT (ORAL OR WRITTEN, EXPRESS OR IMPLIED), RELATING TO THE COMPANY OR ITS BUSINESS OR OPERATIONS OR OTHERWISE IN CONNECTION WITH THE PURCHASE AND SALE OF

4 THE REPURCHASED SHARES AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THE RESPECTIVE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY EXPRESSLY SET FORTH HEREIN. ARTICLE III REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY The Company hereby represents and warrants to, and agrees with, the Sellers, as of the date hereof and as of the Closing Date, as follows: 3.1 Good Standing. The Company is a corporation, duly formed and validly existing under the laws of Delaware, and has the power to carry on its business as it is now being conducted and to enter into this Agreement and consummate the transactions contemplated by this Agreement. 3.2 Authority. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the power and authority of the Company and have been duly authorized by all necessary action on the part of the Company, acting by the Audit and Compliance Committee (the “Committee”) of the Board of Directors of the Company (the “Board of Directors”). The material facts as to the Sellers’ relationship to the Company and the Sellers’ interest in the transactions contemplated hereby have been disclosed to and are known to all members of the Committee, and the Committee has authorized this Agreement and the transactions contemplated hereby. 3.3 Binding Obligation. This Agreement has been (a) duly executed and delivered by the Company and (b) assuming the due authorization, execution and delivery of this Agreement by the Sellers, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity. 3.4 No Conflicts. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate in a material respect any statute, regulation, rule, judgment, order or other restriction of any government, governmental agency or court to which the Company is subject; (b) result in a material breach of, or constitute a default under, any agreement, contract, lease, license or instrument to which the Company is a party or by which the Company is bound; or (c) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of the Company. 3.5 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened in writing against the Company or any of the Company’s subsidiaries that (a) questions the validity of this Agreement or the right of the Company to enter into this Agreement, (b) seeks to prevent or delay the consummation of the transactions contemplated hereby, or (c) would reasonably be expected to impair the Company’s ability to perform its obligations under this Agreement. 3.6 Fees. No investment bank, financial advisor, broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no investment bank, financial advisor, broker or finder is entitled to any brokerage or finder’s fee or other commissions

5 in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company, except to the extent such fees are to be paid in full by the Company. 3.7 Registration. The Company acknowledges that the Repurchased Shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state laws, and that the Repurchased Shares are being offered and sold pursuant to an exemption from registration that is based in part upon the Company’s representations, warranties, agreements and covenants contained in this Agreement. 3.8 Transferability. The Company is acquiring the Repurchased Shares for its own account for investment only and shall not resell, transfer or otherwise dispose of, directly or indirectly, the Repurchased Shares in violation of the Securities Act and applicable state laws and in no event prior to the six month anniversary of the Closing Date. Notwithstanding the foregoing, the Company shall not be restricted from canceling and retiring the Repurchased Shares. 3.9 Restrictive Legend. The Company acknowledges that (if not canceled and retired) the Repurchased Shares will bear a restrictive legend to the effect that the Repurchased Shares are subject to the restrictions in this Agreement and have not been registered under the Securities Act. The Company acknowledges that until the Closing, the Sellers shall be the holders of record of the shares of Common Stock representing the Repurchased Shares and shall continue to hold all rights, and receive all benefits, of holders of shares of Common Stock, including without limitation voting rights, and the right to receive dividends and distributions payable to holders of record as of, or prior to, the Closing Date. 3.10 Funds. The Company has funds readily and unconditionally available sufficient to fund the purchase of the Repurchased Shares contemplated hereunder. ARTICLE IV CONDITIONS TO THE PARTIES’ OBLIGATIONS 4.1 Conditions to the Obligations of the Company. The Company’s obligations to effect the transactions set forth in Article I shall be subject to the fulfillment (or waiver by the Company) at the Closing of the following conditions: 4.1.1 Representations and Warranties. The representations and warranties made by the Sellers in Article II hereof shall be true and correct in all material respects as of, and as if made on, the Closing Date. 4.1.2 Performance. The Sellers shall have performed and complied in all material respects with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Sellers at or before the Closing. 4.1.3 No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court or regulatory authority of competent jurisdiction prohibiting the consummation of the transactions contemplated by this Agreement shall be in effect; nor shall there be any action taken, or any law, regulation or order enacted, that would prohibit the consummation of the transactions contemplated by this Agreement.

6 4.2 Conditions to the Obligations of the Sellers. The Sellers’ obligations to effect the transactions set forth in Article I shall be subject to the fulfillment (or waiver by the Sellers) at the Closing of the following conditions: 4.2.1 Representations and Warranties. The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects as of, and as if made on, the Closing Date. 4.2.2 Performance. The Company shall have performed and complied in all material respects with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or before the Closing. 4.2.3 No Injunctions or Regulatory Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court or regulatory authority of competent jurisdiction prohibiting the consummation of the transactions contemplated by this Agreement shall be in effect; nor shall there be any action taken, or any law, regulation or order enacted, that would prohibit the consummation of the transactions contemplated by this Agreement. ARTICLE V TERMINATION 5.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: 5.1.1 By the Company or the Sellers if: (a) there shall be in effect a final non-appealable order of any court or regulatory authority of competent jurisdiction preventing consummation of the transactions contemplated hereby, or (b) there shall be any statute, rule, regulation or order enacted by any court or regulatory authority of competent jurisdiction that would make consummation of the transactions contemplated hereby illegal. 5.1.2 By the Company if there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Sellers such that the conditions set forth in Section 4.1.1 or 4.1.2, as the case may be, would not be satisfied as of such time. 5.1.3 By the Sellers if there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company such that the conditions set forth in Section 4.2.1 or 4.2.2, as the case may be, would not be satisfied as of such time. 5.2 Effect of Termination. In the event of a valid termination of this Agreement as provided in Section 5.1, this Agreement shall become void and there shall be no liability or obligation on the part of the Company or the Sellers, or their respective officers, directors or shareholders or affiliates or associates; provided, however, that the Company and the Sellers shall each remain liable for any willful breaches by such party of the representations, warranties, covenants or agreements of such party set forth in this Agreement occurring prior to its termination; and provided further that the

7 provisions of Article VI (other than Section 6.6) shall remain in full force and effect and survive any termination of this Agreement. ARTICLE VI MISCELLANEOUS 6.1 Survival of Representations, Warranties and Agreements. The covenants, representations and warranties of each party contained herein shall survive the Closing. The representations and warranties of a party (the “Representing Party”) shall not be affected or deemed waived by reason of any investigation made (or not made) by or on behalf of the party benefiting from such representation or warranty (the “Benefiting Party”), including any investigations made (or not made) by any of the Benefiting Party’s advisors, agents, consultants or representatives, or by reason of the fact that the Benefiting Party or any of such advisors, agents, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate or untrue. 6.2 Indemnification. Each party agrees to indemnify, defend and hold harmless the other party or parties, as the case may be, its or their respective managers, partners, directors, officers, members, employees, attorneys, accountants, agents and representatives, and its or their respective heirs, successors and permitted assigns from and against all liabilities, losses and damages, together with all reasonable and documented out-of-pocket costs and expenses related thereto (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses), based upon, arising out of, resulting from or otherwise in connection with (a) any material inaccuracy or breach of any representation and warranty of such party herein, or (b) any material breach of any covenant and agreement of such party herein. 6.3 Notices. All notices and other communications by the Company or the Sellers hereunder shall be in writing to the other party or parties, as the case may be, and shall be deemed to have been duly given when delivered in person or by an internationally recognized courier service, or sent via electronic mail and verification received, at the address set forth below or to such other addresses as a party may from time to time designate to the other party or parties, as the case may be, by written notice thereof, effective only upon actual receipt. if to the Sellers: Mr. Robert A. Ortenzio 4714 Gettysburg Road Mechanicsburg, PA 17055 Attention: Robert A. Ortenzio Email: rortenzio@selectmedical.com with a copy (which shall not constitute notice) to counsel for Select Medical Corporation: Stephen M. Leitzell, Esq. Cira Centre 2929 Arch Street Philadelphia, PA 19104-2808 Attention: Stephen M. Leitzell, Esq Email: stephen.leitzell@dechert.com if to the Company:

8 Concentra Group Holdings Parent, Inc. 5080 Spectrum Drive Suite 1200W Addison, Texas 75001 Attention: Timothy Ryan Email: TFRyan@Concentra.com with a copy (which shall not constitute notice) to: Bass, Berry & Sims PLC 21 Platform Way South Suite 3500 Nashville, Tennessee 37203 Attention: Jonathan Stanley Email: JStanley@bassberry.com 6.4 No Assignment; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned, delegated or otherwise transferred by any of the parties hereto without the prior written consent of the other party or parties, as the case may be, and any purported assignment, delegation or transfer without such consent shall be null and void. Subject to the preceding sentence, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or the respective successors and permitted assigns, heirs, executors and administrators of the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement, and except as thus expressly provided no person other than the parties hereto or the respective successors and permitted assigns, heirs, executors and administrators of the parties hereto shall have any standing as a third-party beneficiary with respect to this Agreement or the transactions contemplated hereby. 6.5 Severability. If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other competent authority to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that the economic or legal substance of the transactions contemplated hereby not thereby be affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall (subject to the proviso in the preceding sentence) negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible. 6.6 Cooperation; Further Assurances. The Company, on the one hand, and the Sellers, on the other hand, at the request of the other such party, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting the consummation of this Agreement and the transactions contemplated hereby. Each party agrees to use commercially reasonable efforts to cause the conditions set forth in Article IV to be satisfied, where the satisfaction of such conditions is within the control of, or depends on action or forbearance from action by such party. From and after the Closing Date, upon the request of the Company, on the one hand, or the Sellers, on the other hand, such other party, as applicable, shall execute and deliver such

9 instruments, documents or other writings as may be reasonably necessary to confirm and carry out, and to effectuate fully the intent and purposes of, this Agreement. 6.7 Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. 6.8 Amendments and Waivers. This Agreement may be amended, modified, superseded or canceled, and any of the terms, representations, warranties or covenants hereof may be waived, only by written instrument executed by each of the parties hereto or, in the case of a waiver, by the party waiving compliance. 6.9 Counterparts, Execution, Headings. This Agreement may be executed and delivered (including by facsimile transmission or by electronic mail with a PDF scanned attachment) in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. The article and section headings contained in this Agreement are solely for the purpose of reference, and are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. 6.10 Construction. Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “ Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the term “including” means “including without limitation”; (vi) the term “foreign” is used with respect to the United States; and (vii) “dollars” and “$” refer to United States Dollars. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified, and the term “business day” shall mean a day on which banks in the United States are open for business, but excluding Saturdays and Sundays. 6.11 Governing Law. This Agreement, and any claims arising out of or relating to this Agreement, the subject matter hereof or the transactions contemplated hereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise), shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to, or otherwise giving effect to, any law, body of law or other rule that would cause or otherwise require the application of the laws of any other jurisdiction. 6.12 Venue; Jurisdiction. Any action or proceeding against either the Company or the Sellers arising out of or relating to this Agreement, the subject matter hereof or the transactions contemplated hereby (whether at law or in equity, whether sounding in contract, tort, statute or otherwise), shall be brought exclusively in the Delaware Court of Chancery (or, if but only if, the Delaware Court of Chancery declines to accept jurisdiction, the Superior Court of the State of Delaware), and the Company and the Sellers irrevocably submit to the exclusive jurisdiction and venue of such courts in respect of any such action or proceeding, agree that such courts are convenient forums for such purpose, agree not to transfer or remove any such action or proceeding to any other court, and agree that service of process in any such action or proceeding may be effected in any manner (other than via telecopy or facsimile transmission) by which notices may be delivered pursuant to, and at the address specified in, Section 6.3 hereof, in addition to any other method of service permitted by applicable law. Any

10 actions or proceedings to enforce an order or judgment issued by such courts may be brought in any jurisdiction. 6.13 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE COMPANY AND THE SELLERS HEREBY WAIVE AND COVENANT TO NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SUBJECT MATTER HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER AT LAW OR IN EQUITY, WHETHER SOUNDING IN CONTRACT, TORT, STATUTE OR OTHERWISE). THE COMPANY AND THE SELLERS ACKNOWLEDGE THAT EACH HAS BEEN INFORMED BY THE OTHER PARTY OR PARTIES, AS THE CASE MAY BE, THAT THIS SECTION 6.13 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH IT IS RELYING, AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY OR THE SELLERS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. 6.14 No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement with counsel sophisticated in transactions of this type. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. 6.15 Publicity. The Company and the Sellers shall consult with each other before issuing any press release with respect to the transactions contemplated hereby and shall not issue any such press release or make any public statement without the prior consent of the other party or parties, as the case may be; provided, however, a party may, without the prior consent of the other party or parties, as the case may be (but after prior consultation, to the extent practicable in the circumstances), issue such press release or make such public statement upon the advice of outside counsel to such party, as may be required by law, including as required under the Exchange Act. 6.16 Expenses. The Sellers and the Company shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby. 6.17 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties hereto shall be entitled (without necessity of posting bond or other security) to injunctive relief to prevent breaches of, and to specific performance of, the provisions hereof, in addition to any other remedy at law or in equity. The rights and remedies of the parties hereto shall be cumulative (and not alternative). [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Company and the Sellers have caused this Agreement to be duly executed as of the date hereof: CONCENTRA GROUP HOLDINGS PARENT, INC. By: /s/ Matthew DiCanio Name: Matthew DiCanio Title: President and Chief Financial Officer

Trustee Trustee /s/ Joseph V. Guerrisi Trustee /s/ Joseph V. Guerrisi Trustee /s/ Joseph V. Guerrisi SELLERS /s/ Robert A. Ortenzio Name: Robert A. Ortenzio The Robert A. Ortenzio Descendants Trust By: Select Asset Management and Trust, as /s/ Joseph V. Guerrisi Name: Joseph V. Guerrisi Title: President Robert A. Ortenzio 2014 Trust FBO Bryan A. Ortenzio By: Select Asset Management and Trust, as Name: Joseph V. Guerrisi Title: President Robert A. Ortenzio 2014 Trust FBO Kevin M. Ortenzio By: Select Asset Management and Trust, as Name: Joseph V. Guerrisi Title: President Robert A. Ortenzio 2014 Trust FBO Madeline G. Ortenzio By: Select Asset Management and Trust, as Name: Joseph V. Guerrisi Title: President

SCHEDULE I REPURCHASED SHARES Seller Price per Purchased Share No. of Shares Repurchased by the Company Total Robert A. Ortenzio $34.65 770,000 $26,680,500 The Robert A. Ortenzio Descendants Trust $34.65 150,000 $5,197,500 Robert A. Ortenzio 2014 Trust FBO Bryan A. Ortenzio $34.65 30,000 $1,039,500 Robert A. Ortenzio 2014 Trust FBO Kevin M. Ortenzio $34.65 30,000 $1,039,500 Robert A. Ortenzio 2014 Trust FBO Madeline G. Ortenzio $34.65 20,000 $693,000